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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 15, 2000


                            Telemundo Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                        333-64709              13-3993031
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                 2290 West 8th Avenue
                   Hialeah, Florida                                33010
       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (305) 884-8200


             (Former name or address, if changed since last report)



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Item 5.  Other Events.

         On December 15, 2000, Telemundo Holdings, Inc. (the "Company") consummated an ownership restructuring transaction (the "Restructuring Transaction"). On December 20, 2000, the Company issued a press release announcing the completion of the Restructuring Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         Exhibit No.          Description of Exhibit
         -----------          ----------------------

         99.1                 Press Release dated December 20, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Telemundo Holdings, Inc.

Date: February 1, 2001                      By: /s/Vincent L. Sadusky
                                                --------------------------------
                                            Name: Vincent L. Sadusky
                                            Title: Chief Financial Officer
                                                     and Treasurer


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                                  EXHIBIT INDEX

         Exhibit No.         Description of Exhibit                     Page No.
         -----------         --------------------------                 --------

             99.1            Press Release dated December 20, 2000.        1